Exhibit 10.1

DATED       2 April    2012

HAMMERSON (99 BISHOPSGATE) LIMITED

and

HAMMERSON UK PROPERTIES PLC

and

99 BISHOPSGATE MANAGEMENT LIMITED

and

CRA INTERNATIONAL (UK) LIMITED

and

CRA INTERNATIONAL INC.

AGREEMENT
for the surrender of leases at 99 Bishopsgate, London EC2

Herbert Smith LLP

1

ANNEXURE 1         Floor 24 Deed of Surrender (Form TR1)

ANNEXURE 2         Floors 25 and 26 Deeds of Surrender (Form TR1)

2

BY THIS AGREEMENT made the 2 day of   April 2012

BETWEEN:

(1)                                 CRA INTERNATIONAL (UK) LIMITED whose registered office is at 99 Bishopsgate, London EC2M 3XD (Co. Regn. No. 04007726) (the “Tenant”);

(2)                                 CRA INTERNATIONAL, INC. whose registered office is at John Hancock Tower, T-33, 200 Clarendon Street, Boston MA 02116 (the “Tenant Guarantor”);

(3)                                 HAMMERSON (99 BISHOPSGATE) LIMITED whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No. 06663603) (the “Landlord”);

(4)                                 HAMMERSON UK PROPERTIES PLC whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No. 298351) (the “Landlord Guarantor”);

(5)                                 99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No. 3071752) (the “Management Company”).

IT IS AGREED as follows:

1.                                     DEFINITIONS AND INTERPRETATION

1.1                                Definitions

In this agreement:

“Building” means 99 Bishopsgate, London EC2;

“Dilapidations Liability” means any liability of the Tenant to the Landlord under the Floor 24 Lease, the Floor 25 Lease and the Floor 26 Lease (as the context permits) relating to the state and condition of the premises demised under the relevant lease (including, for the avoidance of doubt, any liability under licences for alterations or works) whether existing at the date of this agreement or arising or accruing at any time after the date of this agreement including all liability in relation to terminal dilapidations, whether relating to repair, decoration, reinstatement, breach of any statute, consequential losses or otherwise;

“Floor 24” means the 24th Floor of the Building as demised by the Floor 24 Lease;

“Floor 25” means the 25th Floor of the Building as demised by the Floor 25 Lease;

“Floor 26” means the 26th Floor of the Building as demised by the Floor 26 Lease;

“Floor 24 Lease” means the lease of Floor 24 dated 1 November 2007 made between (1) 99 Bishopsgate (No.1) Limited and 99 Bishopsgate (No.2) Limited (2) 99 Bishopsgate Management Limited (3) Hammerson U.K. Properties Plc (4) CRA International (UK) Limited and (5) CRA International, Inc. and every document varying, supplemental, ancillary or collateral to it, the reversion expectant on the determination of the term created by which is now vested in the Landlord and the residue of the term created by which is still vested in the Tenant;

“Floor 25 Lease” means the lease of Floor 25 dated 1 March 2007 made between (1) 99 Bishopsgate (No.1) Limited and 99 Bishopsgate (No.2) Limited (2) 99 Bishopsgate

Management Limited (3) Hammerson U.K. Properties Plc (4) CRA International (UK) Limited and (5) CRA International, Inc. and every document varying, supplemental, ancillary or collateral to it, the reversion expectant on the determination of the term created by which is now vested in the Landlord and the residue of the term created by which is still vested in the Tenant;

“Floor 26 Lease” means the lease of Floor 26 dated 1 March 2007 made between (1) 99 Bishopsgate (No.1) Limited and 99 Bishopsgate (No.2) Limited (2) 99 Bishopsgate Management Limited (3) Hammerson U.K. Properties Plc (4) CRA International (UK) Limited and (5) CRA International, Inc. and every document varying, supplemental, ancillary or collateral to it, the reversion expectant on the determination of the term created by which is now vested in the Landlord and the residue of the term created by which is still vested in the Tenant;

“Floor 24 Completion Date” means 30 June 2012;

“Floors 25 and 26 Completion Date” means 1 October 2016;

“Floor 24 Deed of Surrender” means the deed of surrender being in the form annexed at Annexure 1;

“Floors 25 and 26 Deeds of Surrender” means the deeds of surrender being in the form annexed at Annexure 2;

“Standard Conditions” means the Standard Commercial Property Conditions (Second Edition) and “Standard Condition” shall be construed accordingly;

“Surrender(s)” means the surrenders agreed by clause 3;

“VAT” means Value Added Tax as referred to in the Value Added Tax Act 1994 together with all penalties or interest thereon or any tax of a similar nature which may be substituted for or levied in addition to it.

1.2                                Interpretation

In this agreement or in the Standard Conditions:

1.2.1                                 words importing the singular include the plural and vice versa and words importing one gender include both other genders;

1.2.2                                 where a party comprises more than one person covenants and obligations of that party take effect as joint and several covenants and obligations.

2.                                     STANDARD CONDITIONS OF SALE

The Part 1 Standard Conditions are incorporated in this agreement insofar as they are not inconsistent with its other conditions and as they are applicable to the surrender of a lease and are amended as follows:

2.1                                In the construction of the Standard Conditions:

2.1.1                                 “property” means the premises which is the subject of a Surrender;

2.1.2                                 “seller” and “buyer” mean the Tenant and the Landlord respectively.

2.2                                In Standard Condition 1.1:

2.2.1                                 “contract rate” means a yearly rate equivalent to 4% above the base rate for the time being of National Westminster Bank plc calculated on a daily basis;

2.2.2                                 in the definition of “working day” the words “or any other day on which clearing banks in the City of London are not generally open for the conduct of banking business during normal banking hours” are added at the end of the definition.

2.3                                Standard Conditions  2.2   3.3   6.6.4(b)  8.3.5  7  and  8.1.1  shall not apply.  Standard Condition 3.2 shall apply to the surrender of the Floor 24 Lease but shall not apply to the surrender of the Floor 25 Lease and the Floor 26 Lease.

2.4                                There shall be added the following further definitions in Standard Condition 1.1.1:

2.4.1                                 “Tenant’s Solicitors” means Herbert Smith LLP of Exchange House, Primrose Street, London EC2A 2HS Ref: 6157/309[                      ] (which shall be quoted on all correspondence and notices) or such other firm as the Tenant may notify in writing to the other party or parties to this agreement;

2.4.2                                 “Landlord’s Solicitors” means Freshfields Bruckhaus Deringer of 65 Fleet Street, London EC4Y 1HT Ref: [JF/SKS/136432-0005] (which shall be quoted on all correspondence and notices) or such other firm as the Landlord may notify in writing to the other party or parties to this agreement.

2.5                                Standard Condition 1.3 - Notices and documents

2.5.1                                 In Standard Condition 1.3.1 the following further provision shall be added:

“and must be served on the relevant party (or its solicitors) at the address given for that party or that party’s solicitors in this agreement and in the case of service on a party’s solicitors quoting the reference set out in this agreement”.

2.5.2                                 A notice or document is not validly delivered or sent if it is sent by email and Standard Condition 1.3.3(b) shall not apply.

2.5.3                                 In Standard Condition 1.3.5(b) the reference to 4pm is changed to 5pm.

2.5.4                                 In Standard Condition 1.3.7 the following further provision shall be added:

  “(f)                       by hand: on delivery”.

2.5.5                                 In Standard Condition 1.3 references to times in relation to the giving and delivery of notices and documents shall be construed by reference to the time local to the person giving or receiving the notice or document as appropriate.

2.5.6                                 The presumptions as to delivery referred to in Standard Condition 1.3 may be rebutted by proof beyond reasonable doubt that the notice or document was not delivered at the presumed time.

2.6                                Standard Condition 8 - Completion

2.6.1                                 Standard Condition 8.3 shall not apply to non-domestic rates council tax or water rates.

2.6.2                                 In Standard Condition 8.4:

(a)                                           the words “as amended by this agreement” shall be inserted immediately after the words “Condition 8.3”; and

(b)                                          the following further provision shall be added:

“(d)                          any sums due to the buyer under the lease in respect of the period up to and including actual completion that have not been paid by actual completion.”

2.7                                Standard Condition 9 - Remedies

2.7.1                                 In Standard Condition 9.1.1 the words “in the negotiations leading to it” shall be deleted and there shall be substituted therefor the words “a written reply by the Seller’s Solicitors to a written enquiry by the Buyer’s Solicitors”.

2.7.2

3.                                     AGREEMENT TO SURRENDER

3.1                                In consideration of the releases contained in the Floor 24 Deed of Surrender , on the Floor 24 Completion Date, the Tenant shall with full title guarantee (as varied by Schedule 1 hereof) surrender all its estate right title and interest in and to Floor 24 under and by virtue of the Floor 24 Lease to the Landlord (and the Landlord will accept such surrender) in accordance with the terms of this agreement to the intent that the residue of the term granted by the Floor 24 Lease shall merge and be extinguished in the reversion immediately expectant on the determination of the term of years granted by the Floor 24 Lease.

3.2                                On or prior to the Floor 24 Completion Date, the Tenant shall pay to the Landlord:

3.2.1                                 the sum of four hundred thousand pounds (£400,000) inclusive of VAT (if any); and

3.2.2                                 the sum of three hundred and fifty thousand pounds (£350,000) inclusive of VAT (if any) in full and final settlement of the Dilapidations Liability for Floor 24.

3.3                                Vacant possession of Floor 24 shall be given by the Tenant on the Floor 24 Completion Date and the Tenant shall prior to the Floor 24 Completion Date:

3.3.1                                 separate and remove the cabling between Floor 24 and the remaining floors (being Floor 25 and Floor 26) in a good and workmanlike manner;

3.3.2                                 remove all tenants furniture and rubbish from Floor 24; and

3.3.3                                 leave Floor 24 in a clean and tidy condition.

3.4                                In consideration of the releases contained in the Floor 25 and 26  Deeds of Surrender,  on the Floors 25 and 26 Completion Date, the Tenant shall with full title guarantee (as varied by Schedule 1 hereof) surrender all its estate right title and interest in and to Floor 25 and Floor 26 under and by virtue of the respective Floor 25 Lease and Floor 26 Lease and any deeds or documents supplemental to such leases to the Landlord (and the Landlord will accept such surrender) in accordance with the terms of this agreement to the intent that the residue of the term granted by the Floor 25 Lease and the Floor 26 Lease shall merge and be extinguished in the reversion immediately expectant on the determination of the term of years granted by such leases.

3.5                                Vacant possession of Floor 25 and Floor 26 shall be given by the Tenant on the Floors 25 and 26 Completion Date.  For the avoidance of doubt, notwithstanding completion of the Floors 25 and 26 Deeds of Surrender, the Tenant shall remain liable for the Dilapidations Liability (if any) in respect of Floors 25 and 26.

4.                                     MODE OF SURRENDER

The Surrenders shall be effected by the Tenant and the Tenant Guarantor executing and delivering to the Landlord the Floor 24 Deed of Surrender and the Floors 25 and 26 Deeds of Surrender (as applicable) counterparts of which shall be executed by the Landlord the Landlord Guarantor and the Management Company and delivered to the Tenant.

5.                                     REIMBURSEMENT OF RENT

5.1                                On or before the Floor 24 Completion Date the Tenant shall pay to the Landlord all rent and other sums due under the Floor 24 Lease up to and including the date of the completion of the surrender of the Floor 24 Lease as are notified in writing to the Tenant by the Landlord at least 10 working days prior to the Floor 24 Completion Date .

5.2                                On or before the Floors 25 and 26 Completion Date the Tenant shall pay to the Landlord all rent and other sums due under the Floor 25 Lease and Floor 26 Lease up to and including the date of the completion of the surrender of the Floor 25 Lease and Floor 26 Lease as are notified in writing to the Tenant by the Landlord at least 10 working days prior to the Floors 25 and 26 Completion Date.

5.3                                On completion of the Floor 24 Deed of Surrender, the Landlord will reimburse to the Tenant such part of the principal rent and on-account service charge or any other rents and sums paid in advance as is attributable to the period from and including the actual completion of the Floor 24 Deed of Surrender and the expiration of the period in respect of which the same were paid.

5.4                                On completion of the Floors 25 and 26 Deeds of Surrender, the Landlord will reimburse to the Tenant such part of the principal rent and on-account service charge paid or any other rents and sums in advance as is attributable to the period from and including the actual completion of the Floors 25 and 26 Deeds of Surrender and the expiration of the period in respect of which the same were paid.

6.                                     PLACE OF COMPLETION

Completion shall take place at the offices of the Landlord’s Solicitors or at such other place in England and Wales as the Landlord may reasonably direct.

7.                                     TENANT GUARANTOR

The Tenant Guarantor consents to the Tenant entering into this agreement and agrees to execute the Floor 24 Deed of Surrender and the Floors 25 and 26 Deeds of Surrender (as applicable) not less than 5 working days before the Floor 24 Completion Date and the Floors 25 and 26 Completion Date (as applicable).

8.                                     LANDLORD GUARANTOR AND MANAGEMENT COMPANY

The Landlord Guarantor and the Management Company consent to the Landlord entering into this agreement and agree to execute the Floor 24 Deed of Surrender and the Floors 25 and 26 Deeds of Surrender (as applicable) not less than 5 working days before the Floor 24 Completion Date and the Floors 25 and 26 Completion Date (as applicable).

9.                                     EXCLUSION OF LANDLORD AND TENANT ACT 1954

The Tenant confirms that:

9.1                                The Landlord served on the Tenant notices dated 29th March 2012 in accordance with section 38A(4)(a) of the Landlord and Tenant Act 1954;

9.2                                Statutory declarations dated 2 April 2012 were made by the Tenant or a person duly authorised by the Tenant in accordance with paragraph 4 of Schedule 4 to the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003.

10.                              COSTS

Each party shall be responsible for bearing its own legal costs and other professional fees incurred in connection with the preparation of this agreement and the completion of the Surrender.

11.                              CONTINUING EFFECT OF AGREEMENT

Notwithstanding completion of the surrender anything contained in this agreement to which effect has not been given by the Floor 24 Deed of Surrender or Floors 25 and 26 Deeds of Surrender (as applicable) shall remain in full force and effect.

12.                              LANDLORD AND TENANT (COVENANTS) ACT 1995

This agreement is supplemental to the Floor 24 Lease, the Floor 25 Lease and the Floor 26 Lease and is a collateral agreement for the purposes of the Landlord and Tenant (Covenants) Act 1995.

13.                              REGISTRATION AND TITLE

The Tenant’s title is registered at the Land Registry and has been satisfactorily deduced by the tenant providing official copies of the entries in the register and of the title plan.

The Landlord shall be entitled to note this agreement against the Tenant’s registered titles in respect of Floors 24, 25 and 26 (Title Numbers NGL878165, NGL878166 and NGL890508) by way of a unilateral notice

14.                              EXCLUSION OF THIRD PARTY RIGHTS

No term of this agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this agreement.

15.           COUNTERPARTS

This agreement may be executed in any number of counterparts and by the parties to it on separate counterparts each of which is an original but all of which together constitute one and the same instrument

IN WITNESS whereof the parties have respectively signed this agreement each acting by authorised signatories.

SIGNED by	)
Wayne D. Mackie	)
Director/Authorised Signatory	)
for and on behalf of the Tenant	)	/s/ Wayne D. Mackie

SIGNED by	)
Wayne D. Mackie	)
Director/Authorised Signatory	)
for and on behalf of the Tenant Guarantor	)	/s/ Wayne D. Mackie

SIGNED by	)
Peter Cole	)
Director/Authorised Signatory	)
for and on behalf of the Landlord	)	/s/ Peter Cole

SIGNED by	)
Peter Cole	)
Director/Authorised Signatory	)
for and on behalf of the Landlord Guarantor	)
	)	/s/ Peter Cole

SIGNED by	)
Director	)
Director/Authorised Signatory	)
for and on behalf of the	)
Management Company	)
	)	/s/ Peter Cole

1

SCHEDULE 1

1.                                                For the purposes of section 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994 and all matters now recorded in registers open to public inspection will be treated as being within the actual knowledge of the Landlord.

2.                                                The covenant implied by section 4(1)(b) of the Law of Property (Miscellaneous Provisions) Act 1994 shall be modified so as not to imply any covenant on the part of the Tenant that at the date of this surrender insofar as it relates to the state and condition of the Level 24 Lease, Level 25 Lease and/or Level 26 Lease premises:

(a)                                           there is no subsisting breach of the conditions or Tenant’s obligations contained in the Lease; or

(b)           there is nothing which at the date of the surrender would render the Lease liable to forfeiture.

 3.            The covenant set out in section 2(1)(b) Law of Property (Miscellaneous Provisions) Act 1994 shall not extend to include any obligation on the Tenant to pay the costs of complying with that covenant but instead shall extend to include an obligation on the part of the Landlord to pay those costs.

1

If you need more room than is provided for in a panel, and your software allows, you can expand any panel in the form. Alternatively use continuation sheet CS and attach it to this form.

Leave blank if not yet registered.	1	Title number(s) of the property: NGL890508

Insert address including postcode (if any) or other description of the property, for example ‘land adjoining 2 Acacia Avenue’.	2	Property: 24th Floor at 99 Bishopsgate, London EC2 as more particularly described in the Lease (as defined in panel 11 below)

	3	Date: [ ] 2012

Give full name(s). Complete as appropriate where the transferor is a company.	4

Transferor:

CRA INTERNATIONAL (UK) LIMITED whose registered office is at 99 Bishopsgate, London EC2M 3XD

For UK incorporated companies/LLPs

Registered number of company or limited liability partnership including any prefix: 04007726

For overseas companies

(a)     Territory of incorporation:

(b)     Registered number in the United Kingdom including any prefix:

Give full name(s). Complete as appropriate where the transferee is a company. Also, for an overseas company, unless an arrangement with Land Registry exists, lodge either a certificate in Form 7 in Schedule 3 to the Land Registration Rules 2003 or a certified copy of the constitution in English or Welsh, or other evidence permitted by rule 183 of the Land Registration Rules 2003.	5

Transferee for entry in the register:

HAMMERSON (99 BISHOPSGATE) LIMITED

For UK incorporated companies/LLPs

Registered number of company or limited liability partnership including any prefix: 06663603

For overseas companies

(a)     Territory of incorporation:

(b)     Registered number in the United Kingdom including any prefix:

Each transferee may give up to three addresses for service, one of which must be a postal address whether or not in the UK (including the postcode, if any). The others can be any combination of a postal address, a UK DX box number or an electronic address.	6	Transferee’s intended address(es) for service for entry in the register: 10 Grosvenor Street, London W1K 4BJ

	7	The transferor transfers the property to the transferee

1

Place ‘X’ in the appropriate box. State the currency unit if other than sterling. If none of the boxes apply, insert an appropriate memorandum in panel 11.	8	Consideration

☒     The transferee has received from the transferor for the transfer and surrender and release referred to in clauses 7 and 11.2 the following sum (in words and figures):

Four hundred thousand pounds (£400,000) (inclusive of VAT (if any))

		☐ The transfer is not for money or anything that has a monetary value

		☐ Insert other receipt as appropriate:

Place ‘X’ in any box that applies.	9	The transferor transfers with

Add any modifications.		☒ full title guarantee

☐      limited title guarantee

The covenant set out in Section 3 of the Law of Property (Miscellaneous Provisions) Act 1994 shall not extend to any matters to which the transfer is expressed to be subject pursuant to the terms of the agreement for this surrender made between the transferor and transferee and dated                              2012

Where the transferee is more than one person, place ‘X’ in the appropriate box.	10	Declaration of trust. The transferee is more than one person and

		☐ they are to hold the property on trust for themselves as joint tenants

		☐ they are to hold the property on trust for themselves as tenants in common in equal shares

Complete as necessary.		☐ they are to hold the property on trust:

Insert here any required or permitted statement, certificate or application and any agreed covenants, declarations and so on.

11               Additional provisions

11.1            Definitions and Interpretation

11.1.1         In this transfer

“Landlord Guarantor” means: HAMMERSON U.K. PROPERTIES PLC whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No.298351);

“Lease” means the underlease of the Property dated 1 November 2007 made between (1) 99 Bishopsgate (No.1) Limited and 99 Bishopsgate (No.2) Limited (2) 99 Bishopsgate Management Limited (3) Hammerson U.K. Properties Plc (4) CRA International (UK) Limited and (5) CRA International, Inc. and includes all documents varying, supplemental or collateral to it;

“Management Company” means 99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No.3071752);

“Tenant Guarantor” means CRA INTERNATIONAL, INC. whose registered office is at John Hancock Tower, T.33,

2

   200 Clarendon Street, Boston MA 02116.

“Dilapidations Payment” means the sum of Three Hundred and Fifty Thousand pounds (£350,000) inclusive of VAT

11.1.2         Words importing the singular include the plural and vice versa and words importing one gender include both other genders.

11.1.3         Where a party comprises more than one person covenants and obligations of that party take effect as joint and several covenants and obligations.

11.2            Surrender and Release

The transfer of the property by the transferor to the transferee shall effect a surrender and release by the transferor to the transferee of all its estate and interest in the Lease and all or any other estate and interest or rights of the transferor in the property whether granted by or arising from the Lease to the intent that the same shall merge and be extinguished in the reversion expectant on the determination of the term of years granted by the Lease with effect from and including the date of this transfer.

The transferee accepts the surrender.

11.3            Release of Transferor and Tenant Guarantor

The transferee releases the transferor and Tenant Guarantor from all obligations on their respective parts contained in and all liabilities whatsoever under the Lease (whether past present or future).

11.4            Release of Transferee, Landlord Guarantor and Management Company

The transferor releases the transferee the Landlord Guarantor and the Management Company from all obligations on their respective parts contained in and all liabilities whatsoever under the Lease (whether past present or future).

11.5            Dilapidations Payment

The transferee acknowledges receipt of the Dilapidations Payment from the transferor on or prior to the date hereof in full and final settlement of all obligations owed by the transferor to the transferee in relation to the state of repair and condition of the Property whether pursuant to the Lease or otherwise

General Provisions

11.6         The transferee and transferor each warrant to each other that they have obtained from any mortgagee of their respective interests in the Property such consents to the surrender evidenced by this Transfer as may be requisite and the Transferee confirms to the Transferor that no such consent is required from the reversioner to its interest in the Property.

11.7         This Transfer may be executed in any number of counterparts and by the parties to it on separate counterparts each of which is an original but all of which together constitute one and the same instrument

11.8         No person other than a contracting party may enforce any provision of this Transfer by virtue of the Contracts (Rights of Third Parties) Act 1999.

3

The transferor must execute this transfer as a deed using the space opposite. If there is more than one transferor, all must execute. Forms of execution are given in Schedule 9 to the Land Registration Rules 2003. If the transfer contains transferee’s covenants or declarations or contains an application by the transferee (such as for a restriction), it must also be executed by the transferee.	12	Execution
		EXECUTED AS A DEED by CRA INTERNATIONAL (UK) LIMITED acting by one director in the presence of:	Director

Signature of Witness:

Name of Witness:

Address:

Occupation

		SIGNED as a DEED on behalf of CRA	)
		INTERNATIONAL, INC. a company	)
		Incorporated in Massachusetts, by	)
)
		being a persons who, in accordance with the laws	)
		of that territory, is acting under the authority of	)
the company

Authorised signatory

EXECUTED AS A DEED by
HAMMERSON (99 BISHOPSGATE)
LIMITED acting by [two directors]/
[a director and its company secretary]
Director

Director/Company Secretary

EXECUTED AS A DEED by
99 BISHOPSGATE MANAGEMENT
LIMITED acting by [two directors]/
[a director and its company secretary]
Director

Director/Company Secretary

EXECUTED AS A DEED by
HAMMERSON UK PROPERTIES
PLC acting by [two directors]/
[a director and its company secretary]
Director

Director/Company Secretary

4

WARNING

If you dishonestly enter information or make a statement that you know is, or might be, untrue or misleading, and intend by doing so to make a gain for yourself or another person, or to cause loss or the risk of loss to another person, you may commit the offence of fraud under section 1 of the Fraud Act 2006, the maximum penalty for which is 10 years’ imprisonment or an unlimited fine, or both.

Failure to complete this form with proper care may result in a loss of protection under the Land Registration Act 2002 if, as a result, a mistake is made in the register.

Under section 66 of the Land Registration Act 2002 most documents (including this form) kept by the registrar relating to an application to the registrar or referred to in the register are open to public inspection and copying.  If you believe a document contains prejudicial information, you may apply for that part of the document to be made exempt using Form EX1, under rule 136 of the Land Registration Rules 2003.

© Crown copyright (ref: LR/HO) 07/08

5

If you need more room than is provided for in a panel, and your software allows, you can expand any panel in the form. Alternatively use continuation sheet CS and attach it to this form.

Leave blank if not yet registered.	1	Title number(s) of the property: NGL878165

Insert address including postcode (if any) or other description of the property, for example ‘land adjoining 2 Acacia Avenue’.	2	Property: 25th Floor at 99 Bishopsgate, London EC2 as more particularly described in the Lease (as defined in panel 11 below)

	3	Date: [ ] 2012

Give full name(s). Complete as appropriate where the transferor is a company.	4

Transferor:

CRA INTERNATIONAL (UK) LIMITED whose registered office is at 99 Bishopsgate, London EC2M 3XD

For UK incorporated companies/LLPs

Registered number of company or limited liability partnership including any prefix: 04007726

For overseas companies

(a)     Territory of incorporation:

(b)     Registered number in the United Kingdom including any prefix:

Give full name(s). Complete as appropriate where the transferee is a company. Also, for an overseas company, unless an arrangement with Land Registry exists, lodge either a certificate in Form 7 in Schedule 3 to the Land Registration Rules 2003 or a certified copy of the constitution in English or Welsh, or other evidence permitted by rule 183 of the Land Registration Rules 2003.	5

Transferee for entry in the register:

HAMMERSON (99 BISHOPSGATE) LIMITED

For UK incorporated companies/LLPs

Registered number of company or limited liability partnership including any prefix: 06663603

For overseas companies

(a)     Territory of incorporation:

(b)     Registered number in the United Kingdom including any prefix:

Each transferee may give up to three addresses for service, one of which must be a postal address whether or not in the UK (including the postcode, if any). The others can be any combination of a postal address, a UK DX box number or an electronic address.	6	Transferee’s intended address(es) for service for entry in the register: 10 Grosvenor Street, London W1K 4BJ

	7	The transferor transfers the property to the transferee

Place ‘X’ in the appropriate box. State the currency unit if other than sterling. If none of the boxes apply, insert an appropriate memorandum in panel 11.	8	Consideration
		☐ The transferee has received from the transferor for the transfer and surrender and release referred to in clauses 7 and 11.2 the following sum (in words and figures): [ ] (£[ ]) (plus VAT)

		☒ The transfer is not for money or anything that has a monetary value

		☐ Insert other receipt as appropriate:

1

Place ‘X’ in any box that applies.	9	The transferor transfers with

Add any modifications.		☒ full title guarantee

☐      limited title guarantee

The covenant set out in Section 3 of the Law of Property (Miscellaneous Provisions) Act 1994 shall not extend to any matters to which the transfer is expressed to be subject pursuant to the terms of the agreement for this surrender made between the transferor and transferee and dated                              2012

Where the transferee is more than one person, place ‘X’ in the appropriate box.	10	Declaration of trust. The transferee is more than one person and

		☐ they are to hold the property on trust for themselves as joint tenants

		☐ they are to hold the property on trust for themselves as tenants in common in equal shares

Complete as necessary.		☐ they are to hold the property on trust:

Insert here any required or permitted statement, certificate or application and any agreed covenants, declarations and so on.

11               Additional provisions

11.1            Definitions and Interpretation

11.1.1         In this transfer

“Dilapidations Liability” means any liability of the Tenant to the Landlord under the Lease relating to the state and condition of the property (including, for the avoidance of doubt, any liability under licences for alterations or works) in relation to terminal dilapidations, whether relating to repair, decoration, reinstatement, breach of any statute, consequential losses or otherwise;

“Landlord Guarantor” means: HAMMERSON U.K. PROPERTIES PLC whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No.298351);

“Lease” means the underlease of the Property dated 1 March 2007 made between (1) 99 Bishopsgate (No.1) Limited and 99 Bishopsgate (No.2) Limited (2) 99 Bishopsgate Management Limited (3) Hammerson U.K. Properties Plc (4) CRA International (UK) Limited and (5) CRA International, Inc. and includes all documents varying, supplemental or collateral to it;

“Management Company” means 99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No.3071752);

“Tenant Guarantor” means CRA INTERNATIONAL, INC. whose registered office is at John Hancock Tower, T.33, 200 Clarendon Street, Boston MA 02116.

11.1.2      Words importing the singular include the plural and vice versa and words importing one gender include both other genders.

11.1.3      Where a party comprises more than one person covenants and obligations of that party take effect as joint and several covenants and obligations.

11.1.4      Where applicable any words and expressions defined in the Lease shall have the same meanings where used in clauses

2

11.1 to 11.5 of this Deed.

11.2         Surrender and Release

The transfer of the property by the transferor to the transferee shall effect a surrender and release by the transferor to the transferee of all its estate and interest in the Lease and all or any other estate and interest or rights of the transferor in the property whether granted by or arising from the Lease to the intent that the same shall merge and be extinguished in the reversion expectant on the determination of the term of years granted by the Lease with effect from and including the date of this transfer.

The transferee accepts the surrender.

11.3         Release of Transferor and Tenant Guarantor

The transferee releases the transferor and Tenant Guarantor from all obligations on their respective parts contained in and all liabilities whatsoever under the Lease (whether past present or future).

11.4         Release of Transferee, Landlord Guarantor and Management Company

The transferor releases the transferee the Landlord Guarantor and the Management Company from all obligations on their respective parts contained in and all liabilities whatsoever under the Lease (whether past present or future).

11.5         Continuing Obligations

11.5.1      The release contained in clause 11.3 shall not apply to any Dilapidations Liability of the Tenant and the Tenant shall remain liable for any Dilapidations Liability.

11.5.2      The release contained in clauses 11.3 and 11.4 shall not apply to any outstanding obligations on the part of the Landlord and/or the Tenant contained in the Lease to account to one another (as applicable) if a proportionate part of the Service Charge for the number of days in the last Accounting Period exceeds or is less than the Interim Sum paid by the Tenant and the Landlord and the Tenant shall each remain liable for the observance and performance of such obligations as set out under the Lease.

General Provisions

11.6      The transferee and transferor each warrant to each other that they have obtained from any mortgagee of their respective interests in the Property such consents to the surrender evidenced by this Transfer as may be requisite and the Transferee confirms to the Transferor that no such consent is required from the reversioner to its interest in the Property.

11.7      This Transfer may be executed in any number of counterparts and by the parties to it on separate counterparts each of which is an original but all of which together constitute one and the same instrument

11.8      No person other than a contracting party may enforce any provision of this Transfer by virtue of the Contracts (Rights of Third Parties) Act 1999.

3

The transferor must execute this transfer as a deed using the space opposite. If there is more than one transferor, all must execute. Forms of execution are given in Schedule 9 to the Land Registration Rules 2003. If the transfer contains transferee’s covenants or declarations or contains an application by the transferee (such as for a restriction), it must also be executed by the transferee.	12	Execution
		EXECUTED AS A DEED by CRA INTERNATIONAL (UK) LIMITED acting by one director in the presence of:	Director

Signature of Witness:

Name of Witness:

Address:

Occupation

		SIGNED as a DEED on behalf of CRA	)
		INTERNATIONAL, INC. a company	)
		Incorporated in Massachusetts, by	)
)
		being a person who, in accordance with the laws	)
		of that territory, is acting under the authority of	)
the company

Authorised signatory

EXECUTED AS A DEED by
HAMMERSON (99 BISHOPSGATE)
LIMITED acting by [two directors]/
[a director and its company secretary]
Director

Director/Company Secretary

EXECUTED AS A DEED by
99 BISHOPSGATE MANAGEMENT
LIMITED acting by [two directors]/
[a director and its company secretary]
Director

Director/Company Secretary

EXECUTED AS A DEED by
HAMMERSON UK PROPERTIES
PLC acting by [two directors]/
[a director and its company secretary]
Director

Director/Company Secretary

4

WARNING

If you dishonestly enter information or make a statement that you know is, or might be, untrue or misleading, and intend by doing so to make a gain for yourself or another person, or to cause loss or the risk of loss to another person, you may commit the offence of fraud under section 1 of the Fraud Act 2006, the maximum penalty for which is 10 years’ imprisonment or an unlimited fine, or both.

Failure to complete this form with proper care may result in a loss of protection under the Land Registration Act 2002 if, as a result, a mistake is made in the register.

Under section 66 of the Land Registration Act 2002 most documents (including this form) kept by the registrar relating to an application to the registrar or referred to in the register are open to public inspection and copying.  If you believe a document contains prejudicial information, you may apply for that part of the document to be made exempt using Form EX1, under rule 136 of the Land Registration Rules 2003.

5

If you need more room than is provided for in a panel, and your software allows, you can expand any panel in the form. Alternatively use continuation sheet CS and attach it to this form.

Leave blank if not yet registered.	1	Title number(s) of the property: NGL878166

Insert address including postcode (if any) or other description of the property, for example ‘land adjoining 2 Acacia Avenue’.	2	Property: 26th Floor at 99 Bishopsgate, London EC2 as more particularly described in the Lease (as defined in panel 11 below)

	3	Date: [ ] 2012

Give full name(s). Complete as appropriate where the transferor is a company.	4

Transferor:

CRA INTERNATIONAL (UK) LIMITED whose registered office is at 99 Bishopsgate, London EC2M 3XD

For UK incorporated companies/LLPs

Registered number of company or limited liability partnership including any prefix: 04007726

For overseas companies

(a)     Territory of incorporation:

(b)     Registered number in the United Kingdom including any prefix:

Give full name(s). Complete as appropriate where the transferee is a company. Also, for an overseas company, unless an arrangement with Land Registry exists, lodge either a certificate in Form 7 in Schedule 3 to the Land Registration Rules 2003 or a certified copy of the constitution in English or Welsh, or other evidence permitted by rule 183 of the Land Registration Rules 2003.	5

Transferee for entry in the register:

HAMMERSON (99 BISHOPSGATE) LIMITED

For UK incorporated companies/LLPs

Registered number of company or limited liability partnership including any prefix: 06663603

For overseas companies

(a)     Territory of incorporation:

(b)     Registered number in the United Kingdom including any prefix:

Each transferee may give up to three addresses for service, one of which must be a postal address whether or not in the UK (including the postcode, if any). The others can be any combination of a postal address, a UK DX box number or an electronic address.	6	Transferee’s intended address(es) for service for entry in the register: 10 Grosvenor Street, London W1K 4BJ

	7	The transferor transfers the property to the transferee

Place ‘X’ in the appropriate box. State the currency unit if other than sterling. If none of the boxes apply, insert an appropriate memorandum in panel 11.	8	Consideration
		☐ The transferee has received from the transferor for the transfer and surrender and release referred to in clauses 7 and 11.2 the following sum (in words and figures): [ ] (£[ ]) (plus VAT)

		☒ The transfer is not for money or anything that has a monetary value

		☐ Insert other receipt as appropriate:

1

Place ‘X’ in any box that applies.	9	The transferor transfers with

Add any modifications.		☒ full title guarantee

☐      limited title guarantee

The covenant set out in Section 3 of the Law of Property (Miscellaneous Provisions) Act 1994 shall not extend to any matters to which the transfer is expressed to be subject pursuant to the terms of the agreement for this surrender made between the transferor and transferee and dated                              2012

Where the transferee is more than one person, place ‘X’ in the appropriate box.	10	Declaration of trust. The transferee is more than one person and

		☐ they are to hold the property on trust for themselves as joint tenants

		☐ they are to hold the property on trust for themselves as tenants in common in equal shares

Complete as necessary.		☐ they are to hold the property on trust:

Insert here any required or permitted statement, certificate or application and any agreed covenants, declarations and so on.

11               Additional provisions

11.1            Definitions and Interpretation

11.1.1         In this transfer

“Dilapidations Liability” means any liability of the Tenant to the Landlord under the Lease relating to the state and condition of the property (including, for the avoidance of doubt, any liability under licences for alterations or works) in relation to terminal dilapidations, whether relating to repair, decoration, reinstatement, breach of any statute, consequential losses or otherwise;

“Landlord Guarantor” means: HAMMERSON U.K. PROPERTIES PLC whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No.298351);

“Lease” means the underlease of the Property dated 1 March 2007 made between (1) 99 Bishopsgate (No.1) Limited and 99 Bishopsgate (No.2) Limited (2) 99 Bishopsgate Management Limited (3) Hammerson U.K. Properties Plc (4) CRA International (UK) Limited and (5) CRA International, Inc. and includes all documents varying, supplemental or collateral to it;

“Management Company” means 99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No.3071752);

“Tenant Guarantor” means CRA INTERNATIONAL, INC. whose registered office is at John Hancock Tower, T.33, 200 Clarendon Street, Boston MA 02116.

11.1.2      Words importing the singular include the plural and vice versa and words importing one gender include both other genders.

11.1.3      Where a party comprises more than one person covenants and obligations of that party take effect as joint and several covenants and obligations.

11.1.4      Where applicable any words and expressions defined in the Lease shall have the same meanings where used in clauses

2

11.1 to 11.5 of this Deed.

11.2         Surrender and Release

The transfer of the property by the transferor to the transferee shall effect a surrender and release by the transferor to the transferee of all its estate and interest in the Lease and all or any other estate and interest or rights of the transferor in the property whether granted by or arising from the Lease to the intent that the same shall merge and be extinguished in the reversion expectant on the determination of the term of years granted by the Lease with effect from and including the date of this transfer.

The transferee accepts the surrender..

11.3         Release of Transferor and Tenant Guarantor

The transferee releases the transferor and Tenant Guarantor from all obligations on their respective parts contained in and all liabilities whatsoever under the Lease (whether past present or future).

11.4         Release of Transferee, Landlord Guarantor and Management Company

The transferor releases the transferee the Landlord Guarantor and the Management Company from all obligations on their respective parts contained in and all liabilities whatsoever under the Lease (whether past present or future).

11.5         Continuing Obligations

11.5.1      The release contained in clause 11.3 shall not apply to any Dilapidations Liability of the Tenant and the Tenant shall remain liable for any Dilapidations Liability.

11.5.2      The release contained in clauses 11.3 and 11.4 shall not apply to any outstanding obligations on the part of the Landlord and/or the Tenant contained in the Lease to account to one another (as applicable) if a proportionate part of the Service Charge for the number of days in the last Accounting Period exceeds or is less than the Interim Sum paid by the Tenant and the Landlord and the Tenant shall each remain liable for the observance and performance of such obligations as set out under the Lease.

General Provisions

11.6      The transferee and transferor each warrant to each other that they have obtained from any mortgagee of their respective interests in the Property such consents to the surrender evidenced by this Transfer as may be requisite and the Transferee confirms to the Transferor that no such consent is required from the reversioner to its interest in the Property.

11.7      This Transfer may be executed in any number of counterparts and by the parties to it on separate counterparts each of which is an original but all of which together constitute one and the same instrument

11.8      No person other than a contracting party may enforce any provision of this Transfer by virtue of the Contracts (Rights of Third Parties) Act 1999.

3

The transferor must execute this transfer as a deed using the space opposite. If there is more than one transferor, all must execute. Forms of execution are given in Schedule 9 to the Land Registration Rules 2003. If the transfer contains transferee’s covenants or declarations or contains an application by the transferee (such as for a restriction), it must also be executed by the transferee.	12	Execution
		EXECUTED AS A DEED by CRA INTERNATIONAL (UK) LIMITED acting by one director in the presence of:	Director

Signature of Witness:

Name of Witness:

Address:

Occupation

		SIGNED as a DEED on behalf of CRA	)
		INTERNATIONAL, INC. a company	)
		Incorporated in Massachusetts, by	)
)
		being a persons who, in accordance with the laws	)
		of that territory, is acting under the authority of	)
the company

Authorised signatory

EXECUTED AS A DEED by
HAMMERSON (99 BISHOPSGATE)
LIMITED acting by [two directors]/
[a director and its company secretary]
Director

Director/Company Secretary

EXECUTED AS A DEED by
99 BISHOPSGATE MANAGEMENT
LIMITED acting by [two directors]/
[a director and its company secretary]
Director

Director/Company Secretary

EXECUTED AS A DEED by
HAMMERSON UK PROPERTIES
PLC acting by [two directors]/
[a director and its company secretary]
Director

Director/Company Secretary

4

WARNING

If you dishonestly enter information or make a statement that you know is, or might be, untrue or misleading, and intend by doing so to make a gain for yourself or another person, or to cause loss or the risk of loss to another person, you may commit the offence of fraud under section 1 of the Fraud Act 2006, the maximum penalty for which is 10 years’ imprisonment or an unlimited fine, or both.

Failure to complete this form with proper care may result in a loss of protection under the Land Registration Act 2002 if, as a result, a mistake is made in the register.

Under section 66 of the Land Registration Act 2002 most documents (including this form) kept by the registrar relating to an application to the registrar or referred to in the register are open to public inspection and copying.  If you believe a document contains prejudicial information, you may apply for that part of the document to be made exempt using Form EX1, under rule 136 of the Land Registration Rules 2003.

5